UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 29, 2008
                                                  ------------------------------

                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)
         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 2.        Financial Information

Item 2.02.        Results of Operations and Financial Condition
---------------------------------------------------------------

         On March 4, 2008, Salisbury Bancorp, Inc. (the "Company") issued a press release announcing 4th quarter and year end 2007 earnings. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 8.        Other Events

Item 8.01.        Other Events
------------------------------

         The Board of Directors of Salisbury Bancorp, Inc. declared a $0.28 per share quarterly cash dividend at their February 29, 2008 Board Meeting.

         The quarterly cash dividend will be paid on April 28, 2008 to shareholders of record as of March 28, 2008.

Section 9.        Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits
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                  (c)      Exhibits
                           99.1 Press Release dated March 4, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: March 4, 2008                          SALISBURY BANCORP, INC.


                                              By:       /s/ John F. Foley
                                                  ------------------------------
                                                  John F. Foley
                                                  Chief Financial Officer